UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2025

Rocket Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 1, 2025, Rocket Companies, Inc. (the “Company”) completed the previously announced acquisition of Mr. Cooper Group Inc. (“Mr. Cooper”), a Delaware corporation. Pursuant to the Agreement and Plan of Merger, dated as of March 31, 2025 (the “Merger Agreement”), by and among the Company, Mr. Cooper, Maverick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Maverick Merger Sub”), and Maverick Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Forward Merger Sub”), Maverick Merger Sub merged with and into Mr. Cooper (the “Maverick Merger”), with Mr. Cooper surviving the Maverick Merger and continuing as a direct, wholly owned subsidiary of the Company and immediately following such Maverick Merger, Mr. Cooper merged with and into Forward Merger Sub, with Forward Merger Sub surviving such forward merger and continuing as a direct, wholly owned subsidiary of the Company (the “Forward Merger” and together with the Maverick Merger, the “Mergers”). As consideration for the Mergers, 705,205,413 shares of Rocket Class A common stock, par value $0.00001 were issued to the stockholders of Mr. Cooper.

This Current Report on Form 8-K/A amends the Original Form 8-K filed by the Company on October 1, 2025 (the “Original Form 8-K”) to include the pro forma financial information of the Company required by Item 9.01(b). The Company had previously indicated in the Original Form 8-K that such pro forma information would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2025 and the unaudited pro forma condensed combined statement of income (loss) for the six months ended June 30, 2025 and for the year ended December 31, 2024, giving effect to the Mergers, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial statements of the Company.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer